UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2011

CHINA MEDICINE CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-51379	51-0539830
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2/F, Guangri Tower No. 9 Siyounan Road 1st Street Yuexiu District Guangzhou, China 510600
(Address of registrant’s principal executive office and zip code)

(8620) 8739-1718 and (8620) 8737-8212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 21, 2011, upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of China Medicine Corporation, a corporation incorporated under the laws of the State of Nevada (the “Company”), the Company engaged PricewaterhouseCoopers (“PwC”) as the Company’s independent registered public accounting firm, effective as of such date.  PwC will audit the Company’s consolidated financial statements for fiscal years ended December 31, 2006, 2007, 2008, 2009 and 2010. In conjunction with the annual financial statement audits, PwC will also perform reviews of the Company’s unaudited consolidated quarterly financial information for each of the first three quarters in the years ended December 31, 2006, 2007, 2008, 2009 and 2010.

During the Company’s two most recent fiscal years, and in the subsequent interim period prior to engaging PwC, neither the Company nor anyone on its behalf consulted with PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and PwC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2011, the Board authorized a reduction in the size of the Board from seven members to five members.  In conjunction with the reduction in the size of the Board, Ms. Minhua Liu, and Mr. Sean Shao informed the Board that they will be resigning as members of the Board effective September 30, 2011.  Ms. Liu is the Company’s Executive Vice-President and she will remain in that position after her resignation from the Board.  Mr. Shao is a member of the Audit Committee, the Compensation Committee of the Board (the “Compensation Committee”), and the Nomination Committee of the Board.  Mr. Shao will also be resigning from those positions effective September 30, 2011.  Mr. Ryan Shih, an independent director, will replace Mr. Shao as a member of the Audit Committee.  Mr. Daniel Shih, also an independent director, will replace Mr. Shao as a member of the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA MEDICINE CORPORATION

By:	/s/ Senshan Yang
Name:	Senshan Yang
Title:	Chief Executive Officer

Date: September 27, 2011